THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
PLATINUM INVESTORSM PLUS
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED OCTOBER 1, 2003
TO
PROSPECTUS DATED SEPTEMBER 5, 2003

          Effective October 1, 2003, The United States Life Insurance Company in the City of New York ("USL") is amending the prospectus for the sole purpose of adding a description of the Policy Owner's right to apply the Policy's cash surrender value to purchase a non-variable paid-up endowment life insurance policy.

          On page 34, following "Option to exchange Policy during first 18 months," add a new section titled "Option to convert to paid-up endowment insurance" to read as follows:

          Option to convert to paid-up endowment insurance. At least once each year, you have the option to transfer all of your Policy's cash surrender value to our general account to purchase a non-participating non-variable paid-up endowment life insurance policy. Your Policy and any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

     .   we use your Policy's cash surrender value as a single premium for the new policy;
     .   we use the insured person's age at the time you exercise this option to determine how much coverage you will receive (this amount is the policy's death benefit);
     .   you will owe no additional premiums or other charges during the entire time the policy is in force;
     .   the policy is "non-participating" which means you will not be entitled to any dividends from
                  USL;
     .   we will pay the amount of coverage to the beneficiary when the insured person dies and the policy will terminate; and
     .   we will pay the amount of coverage to the owner if the insured person is living at age 100 and the policy will terminate.